UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03120

Exact name of registrant as specified in charter:	Delaware Group® Tax-Free Money Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Money Fund

July 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 25.74%
Education Revenue Bonds – 12.92%
•Pennsylvania State Higher Educational Facilities Authority Revenue
(Association of Independent Colleges & Universities)
Series G-3 2.65% 11/1/20 (LOC, PNC Bank N.A.)	$1,000,000	$1,001,234
Texas Tech University Revenues Refunding & Improvement-Financing 12th Series
4.00% 8/15/09	680,000	680,906
		1,682,140
Electric Revenue Bond – 3.92%
San Antonio, Texas Electric & Gas Revenue Refunding 5.00% 2/1/10	500,000	510,570
		510,570
Lease Revenue Bond – 3.12%
Washington State Certificates of Participation (State & Local Agency Related Property)
Series D 3.50% 7/1/10	400,000	407,054
		407,054
Local General Obligation Bonds – 5.78%
Beavercreek, Ohio City School District Improvement 2.00% 12/1/09	250,000	250,868
Louisville & Jefferson County, Kentucky Metropolitan Government Refunding Series B 2.00% 12/1/09	500,000	501,813
		752,681
Total Municipal Bonds (cost $3,352,445)		3,352,445
•Variable Rate Demand Notes – 68.85%
Corporate-Backed Revenue Bonds – 20.35%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Zoological Society) Series A 0.45% 6/1/19 (LOC, PNB Bank N.A.)	200,000	200,000
Butler County, Pennsylvania Industrial Development Authority Revenue Refunding
(Wetterau Finance Co. Project) 0.35% 12/1/14 (LOC, U.S. Bank N.A.)	500,000	500,000
Calcasieu Parish, Louisiana Public Trust Authority Solid Waste Disposal Revenue
(WPT Corp. Project) 0.65% 12/1/27 (AMT) (LOC, Bank of America N.A.)	1,000,000	1,000,000
Greeneville, Tennessee Industrial Development Board Revenue Refunding (Pet Income Project)
0.60% 5/1/13 (LOC, BNP Paribas)	950,000	950,000
		2,650,000
Education Revenue Bonds – 15.36%
Colorado Educational & Cultural Facilities Authority Revenue
(National Jewish Foundation Building Project) Series C-3 0.38% 1/1/31 (LOC, U.S. Bank N.A.)	300,000	300,000
Houston, Texas Higher Education Finance Revenue (Rice University Project)
Series B 0.33% 5/15/48	600,000	600,000
New York City, New York Industrial Development Agency Civic Facility Revenue
(New York Law School Project) Series B-2 2.25% 7/1/36 (LOC, Citizens Bank)	1,100,000	1,100,000
		2,000,000
Health Care Revenue Bonds – 16.90%
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Children's Institute of Pittsburgh) Series B 2.40% 6/1/35 (LOC, Citizens Bank of Pennsylvania)	1,100,000	1,100,000
Harris County, Texas Cultural Education Facilities Finance Revenue (Methodist Hospital)
Series C-2 0.30% 12/1/31	400,000	400,000
Illinois Health Facilities Authority Revenue (Revolving Foundation Pooled)
Series B 0.38% 8/1/20 (LOC, Bank of America N.A.)	200,000	200,000
Wisconsin State Health & Educational Facilities Authority Revenue
(Jewish Home & Care Center) 0.38% 3/1/36 (LOC, JP Morgan Chase Bank)	500,000	500,000
		2,200,000
Housing Revenue Bonds – 12.40%
California Statewide Communities Development Authority Multifamily Housing Revenue Refunding
(IAC Project) Series W-2 0.40% 9/15/29 (AMT) (LOC, Wells Fargo Bank N.A.)	600,000	600,000
Nevada Housing Division (Multi-Unit Housing - Mesquite Bluffs Apartments)
Series B 0.53% 5/1/28 (AMT) (LOC, U.S. Bank N.A.)	415,000	415,000
Phoenix, Arizona Industrial Development Authority Multifamily Housing Revenue Refunding
(Sunrise Vista Apartments) Series A 0.49% 6/1/31 (AMT) (LOC, Wells Fargo Bank N.A.)	600,000	600,000
		1,615,000

Local General Obligation Bond – 3.84%
New York City, New York Subseries B-3 0.30% 8/15/18 (LOC, JP Morgan Chase Bank)	500,000	500,000
		500,000
Total Variable Rate Demand Notes (cost $8,965,000)		8,965,000
Commercial Paper – 3.84%
Education Revenue Bonds – 3.84%
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University) 0.35% 10/1/09	500,000	500,000
Total Commercial Paper (cost $500,000)		500,000

Total Value of Securities – 98.43%
(cost $12,817,445)©		12,817,445
Receivables and Other Assets Net of Liabilities (See Notes) – 1.57%		203,828
Net Assets Applicable to 13,027,941 Shares Outstanding – 100.00%		$13,021,273

•Variable rate security. The rate shown is the rate as of July 31, 2009.
©Also the cost for federal income tax purposes.

Summary of Abbreviations:
AMT – Subject to Alternative Minimum Tax
IAC – Irvine Apartment Communities
LOC – Letter of Credit

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Tax-Free Money Fund – Delaware Tax-Free Money Fund (Fund).

Security Valuation - Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes - No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. Investments
For federal income tax purposes, at April 30, 2009, capital loss carryforwards of $6,978 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2016.

The Fund applies Financial Accounting Standard No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the FAS 157 fair value hierarchy levels as of July 31, 2009:

Level 2
Municipal Bonds	$12,317,445
Short-Term	500,000
Total	$12,817,445

There were no Level 1 or Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At July 31, 2009, 0.00% of the Fund's net assets were insured by bond insurers.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. As of July 31, 2009, there were no Section 4 (2) and/or Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

4. Guaranty Program
The Fund is participating in the U.S. Treasury’s Temporary Guaranty Program for Money Market Funds (Program).

On September 29, 2008, the U.S. Treasury Department provided details of the Program. The Program is designed to guarantee the share price of any publicly offered eligible money market mutual fund — whether retail or institutional — that applies for and pays a fee to participate in the Program. The Program expires on September 18, 2009.

The Program provides coverage to shareholders of record for amounts that they held in participating money market funds as of the close of business on September 19, 2008. The coverage for these shareholders under the Program would be reduced by amounts redeemed from their accounts after September 19, 2008 that were not later reinvested. Investments of shareholders in a participating money market fund who were not shareholders of record as of September 19, 2008 and amounts initially invested after September 19, 2008 will not be covered by the Program. If a shareholder who owns shares covered by the Program closes his or her account or transfers the shares to a new account, the shares will not be covered by the Program.

5. Subsequent Events
On August 18, 2009, Lincoln National Corporation and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Effective July 31, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 25, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: